UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          July 26, 2002
                                                 -------------------------------


                                   POINT.360
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
-------------------------------   ----------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
--------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On June 18, 2002, Point.360 (the "Company")reported that it had engaged KPMG LLP as its independent auditors for the fiscal year ending December 31, 2002 and signed an engagement letter as of that date. The engagement letter outlined the terms of service with KPMG's acceptance being subject to completion of its new client evaluation procedures.

        On July 26, 2002, KPMG informed the Company that KPMG declined to act as the Company's independent auditors. There were no disagreements with KPMG on any matters of accounting principles or practices; nor had KPMG performed any audit or other services for the Company.

        Effective July 26, 2002, the Company, through action of its Board of Directors, engaged Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as its independent auditors for the fiscal year ending December 31, 2002.

        The Company has authorized KPMG to respond fully to the inquiries of Singer Lewak regarding the matters described in the preceding paragraphs.

        On June 18, 2002, the Company filed a Current Report on Form 8-K regarding the dismissal on June 12, 2002 of its prior independent auditors, PricewaterhouseCoopers LLP ("PwC"). The Company has authorized PwC to respond fully to the inquiries of Singer Lewak regarding the matters described in that Current Report on Form 8-K.

        During the two fiscal years ended December 31, 2001 and 2000 and through July 26, 2002, neither the Company nor anyone on its behalf consulted Singer Lewak with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Singer Lewak on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement between the Company and PwC, or the Company and KPMG, or a reportable event described under Item 304(a)(1) (v) of Regulation S-K.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits.

   16.1 Letter dated July 26, 2002 from KPMG regarding its decision not to accept appointment as the Company's auditors.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Point.360
                                        ----------------------------------
                                                  (Registrant)


      Date: July 30, 2002           By: /s/ Alan R. Steel
                                        ----------------------------------
                                            Alan R. Steel
                                            Executive Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer




                                       2